CASE NAME: AMERICAN RICE, INC.                  UNITED STATES BANKRUPTCY COURT
CASE NUMBER: 98-21254-C-11 (RSS)                   SOUTHERN  DISTRICT OF TEXAS
PETITION FILING DATE: AUGUST 11, 1998                  CORPUS CHRISTI DIVISION

MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDING MARCH 31, 1999

($ Thousands)
MONTH (1)                                  Sept. 30 (2)  Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28    Mar. 31
REVENUES (MOR-6)                               $36,694    $25,182    $18,450    $20,992    $16,343    $25,024    $19,633
INCOME (LOSS) BEFORE INT, DEPREC./TAX              (26)      (390)       627      1,089        993        741        660
NET INCOME (LOSS) (MOR-6) (3)                   (2,455)    (2,461)      (835)      (330)      (293)      (458)   (13,025)

PAYMENTS TO INSIDERS (MOR-9)                       390        293        256        220        214        227        183
PAYMENTS TO PROFESSIONALS (MOR-9)                   98        174         65        532        105        825        428
TOTAL DISBURSEMENTS (MOR-8)                     49,935     43,904     51,265     42,322     23,704     40,254     40,189

($ Thousands)
MONTH (1)                                   Apr. 30
REVENUES (MOR-6)                               $18,738
INCOME (LOSS) BEFORE INT, DEPREC./TAX              887
NET INCOME (LOSS) (MOR-6) (3)                     (455)

PAYMENTS TO INSIDERS (MOR-9)                       165
PAYMENTS TO PROFESSIONALS (MOR-9)                   58
TOTAL DISBURSEMENTS (MOR-8)                     24,600

REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE           EXP.
                                    DATE
CASUALTY     YES(X)     NO(  )   12/15/99
LIABILITY    YES(X)     NO(  )   11/18/99
VEHICLE      YES(X)     NO(  )   11/18/99
WORKERS      YES(X)     NO(  )     2/1/00
OTHER        YES(X)     NO(  )   11/18/99

Are all accounts receivable being collected within terms? No.
Are all post-petition liabilities, including taxes, being paid within terms ? Yes.
Have any pre-petition liabilities been paid? Yes.
If so, describe. Court authorized payments to customers,
  processor liens, non-debtor subsidiaries to extent of proceeds. Are all funds received being deposited into DIP bank account? Yes. Were any assets disposed of outside of the normal course of business ?  No. If so, describe.
Are all U. S. Trustee quarterly fee payments current? Yes.
What is the status of your Plan of Reorganization? In process.

I certify under penalty of perjury that the following complete
Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, is true and correct.

SIGNED: /s/ Joseph E. Westover
TITLE:      Vice-President

MOR-1      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

COMPARATIVE BALANCE SHEETS
($ Thousands)                               Filing Date
MONTH                                       Aug. 11 (1) Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28    Mar. 31
ASSETS
CURRENT ASSETS
     Cash                                         $913     $1,071       $216       $795       $541     $2,402     $4,291    $1,544
     Accounts receivable, net (MOR-5)           33,914     39,725     34,456     33,667     28,317     33,173     28,843    25,257
     Inventory: lower of cost or market         67,692     63,005     28,561     30,255     33,151     29,903     25,171    29,857
     Prepaid expenses                            3,603      3,468      1,727      1,595      2,612      2,468      1,704     1,958
     Investments                                   -          -          -          -          -          -          -         -
     Other                                         -          -        1,000      1,000      1,000      1,000      1,000     1,000
     TOTAL CURRENT ASSETS                      106,122    107,269     65,960     67,312     65,621     68,946     61,009    59,616

PROPERTY, PLANT, & EQUIPMENT @ COST             66,866     67,072     56,405     56,405     56,409     56,564     56,580    56,501
     Less accumulated depreciation             (27,631)   (28,081)   (26,768)   (26,965)   (27,227)   (27,438)   (27,607)  (27,925)
     NET BOOK VALUE OF PP&E                     39,235     38,991     29,637     29,440     29,182     29,126     28,973    28,576
OTHER ASSETS
     TAX DEPOSITS                                  -          -          -          -          -          -          -         -
     INVESTMENTS IN SUBS (2)                    (2,472)    (2,015)    (2,225)    (2,490)    (2,491)    (5,599)    (5,431)   (5,384)
     OTHER INVESTMENTS                           1,134      1,175        698        698        698        -          -         -
     TRADEMARKS                                 11,847     11,801     11,416     11,387     11,361     11,329     11,300    11,160
     RECEIVABLE FROM ERLY INDUSTRIES (3)         9,738     10,054      9,935      9,935      9,935      9,935      9,935     2,700
     OTHER                                       1,708      1,666        689        689        689        571      1,173       960
     TOTAL OTHER ASSETS                         21,955     22,681     20,513     20,219     20,192     16,236     16,977     9,436

     TOTAL ASSETS                             $167,312   $168,941   $116,110   $116,971   $114,995   $114,308   $106,959   $97,628

COMPARATIVE BALANCE SHEETS (continued)
($ Thousands)
MONTH                                       Apr. 30
ASSETS
CURRENT ASSETS
     Cash                                       $1,074
     Accounts receivable, net (MOR-5)           29,606
     Inventory: lower of cost or market         24,154
     Prepaid expenses                            1,856
     Investments                                   -
     Other                                       1,000
     TOTAL CURRENT ASSETS                       57,690

PROPERTY, PLANT, & EQUIPMENT @ COST             56,462
     Less accumulated depreciation             (28,086)
     NET BOOK VALUE OF PP&E                     28,376
OTHER ASSETS
     TAX DEPOSITS                                  -
     INVESTMENTS IN SUBS (2)                    (5,386)
     OTHER INVESTMENTS                             -
     TRADEMARKS                                 11,131
     RECEIVABLE FROM ERLY INDUSTRIES (3)         2,700
     OTHER                                         960
     TOTAL OTHER ASSETS                          9,405

     TOTAL ASSETS                              $95,471

MOR-2      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

COMPARATIVE BALANCE SHEETS
($ Thousands)                               Filing Date
MONTH                                       Aug. 11 (1) Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28    Mar. 31
LIABILITIES AND OWNER'S EQUITY
LIABILITIES
     POST PETITION LIABILITIES (MOR-4,5)           -      $28,703    $53,540    $57,926    $59,457   $59,140     $54,893    $59,384
     PRE-PETITION LIABILITIES:
           Notes payable - secured             192,900    165,454    114,545    112,652    112,652   111,666     111,666    111,666
           Priority debt                           448        448        448        448        448       448         448        448
           Federal income tax                      -          -          -          -          -         -           -          -
           FICA / withholding                      -          -          -          -          -         -           -          -
           Unsecured debt                       30,157     32,774     28,013     26,253     26,803    26,803      27,019     26,114
           Other (2)                            27,261     27,261      7,687      8,670      4,943     5,852       2,992      3,100
           TOTAL PRE-PETITION LIABILITIES      250,766    225,937    150,693    148,023    144,846   144,769     142,125    141,328

           TOTAL LIABILITIES                   250,766    254,640    204,233    205,949    204,303   203,909     197,018    200,712
OWNER'S EQUITY (DEFICIT)
     PREFERRED STOCK                             3,878      3,878      3,878      3,878      3,878     3,878       3,878      3,878
     COMMON STOCK                                2,444      2,444      2,444      2,444      2,444     2,444       2,444      2,444
     ADDITIONAL PAID-IN CAPITAL                 25,286     25,286     25,286     25,286     25,286    25,286      25,286     25,286
     RETAINED EARNINGS: post filing date           -       (2,455)    (4,916)    (5,751)    (6,081)   (6,374)     (6,832)   (19,857)
     RETAINED EARNINGS: filing date           (112,685)  (112,685)  (112,685)  (112,685)  (112,685) (112,685)   (112,685)  (112,685)
     FOREIGN CURRENCY TRANS. ADJS.              (2,377)    (2,167)    (2,130)    (2,150)    (2,150)   (2,150)     (2,150)    (2,150)

           TOTAL OWNER'S EQUITY                (83,454)   (85,699)   (88,123)   (88,978)   (89,308)  (89,601)    (90,059)  (103,084)

           TOTAL LIABILITIES AND EQUITY       $167,312   $168,941   $116,110   $116,971   $114,995  $114,308    $106,959    $97,628

COMPARATIVE BALANCE SHEETS (continued)
($ Thousands)
MONTH                                        Apr. 30
LIABILITIES AND OWNER'S EQUITY
LIABILITIES
     POST PETITION LIABILITIES (MOR-4,5)       $57,705
     PRE-PETITION LIABILITIES:
           Notes payable - secured             111,666
           Priority debt                           448
           Federal income tax                      -
           FICA / withholding                      -
           Unsecured debt                       26,083
           Other (2)                             3,105
           TOTAL PRE-PETITION LIABILITIES      141,302

           TOTAL LIABILITIES                   199,007
OWNER'S EQUITY (DEFICIT)
     PREFERRED STOCK                             3,878
     COMMON STOCK                                2,444
     ADDITIONAL PAID-IN CAPITAL                 25,286
     RETAINED EARNINGS: post filing date       (22,459)
     RETAINED EARNINGS: filing date           (112,685)
     FOREIGN CURRENCY TRANS. ADJS.                 -

           TOTAL OWNER'S EQUITY               (103,536)

           TOTAL LIABILITIES AND EQUITY        $95,471

MOR-3      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

SCHEDULE OF POST-PETITION LIABILITIES
($ Thousands)
MONTH                                        Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28    Mar. 31
TRADE ACCOUNTS PAYABLE                            $482       $584     $2,484     $2,332     $2,500     $1,788    $2,071
TAX PAYABLE
     Federal payroll taxes                         -          -          -          -          -          -         -
     State payroll taxes                           -          -          -          -          -          -         -
     Ad valorem taxes                              -          -          107        147        176        176       111
     other                                         -          -          -          -          -          -         -
     TOTAL TAXES PAYABLE                           -          -          107        147        176        176       111
SECURED DEBT POST PETITION                      21,950     42,622     45,222     48,133     52,000     45,700    46,000
ACCRUED INTEREST PAYABLE                           630        579        426        505        449        372       419
PROFESSIONAL FEES                                1,483      1,515      1,640      1,990      2,462      2,219     1,895
OTHER ACCRUED LIABILITIES
     Growers                                       448      1,871      1,696      1,967        559        144     1,336
     Other  (1)                                  3,710      6,369      6,351      4,383        994      4,494     7,552

TOTAL POST-PETITION LIABILITIES (MOR-3)        $28,703    $53,540    $57,926    $59,457    $59,140    $54,893   $59,384


SCHEDULE OF POST-PETITION LIABILITIES (continued)
($ Thousands)
MONTH                                         Apr. 30
TRADE ACCOUNTS PAYABLE                          $2,011
TAX PAYABLE
     Federal payroll taxes                         -
     State payroll taxes                           -
     Ad valorem taxes                              135
     other                                         -
     TOTAL TAXES PAYABLE                           135
SECURED DEBT POST PETITION                      46,100
ACCRUED INTEREST PAYABLE                           410
PROFESSIONAL FEES                                2,139
OTHER ACCRUED LIABILITIES
     Growers                                       993
     Other  (1)                                  5,917

TOTAL POST-PETITION LIABILITIES (MOR-3)        $57,705

MOR-4      Footnotes follow MOR-9


CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

POST-PETITION TRADE ACCOUNTS AND TAXES PAYABLE
APRIL, 1999
($ Thousands)
                        TRADE      FEDERAL     STATE       AD
      DAYS    TOTAL      ACCTS      TAXES      TAXES     VALOREM     OTHER
      0-30    $56,662       $968        -          -         $135    $55,559
     31-60        -          -          -          -          -          -
     61-90        413        413        -          -          -          -
      91+         630        630        -          -          -          -

TOTAL (MOR-3) $57,705     $2,260        -          -         $135    $55,559

AGING OF ACCOUNTS RECEIVABLE

     MONTH  Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28    Mar. 31
      0-30    $35,790    $27,852    $29,202    $21,646    $27,876    $24,375    $18,530
     31-60      1,745      1,679      2,869      4,019      1,450      2,190      6,316
     61-90        910        798        316      1,586      2,514      1,094        263
      91+       1,280      4,127      1,280      1,066      1,333      1,184        148

TOTAL (MOR-   $39,725    $34,456    $33,667    $28,317    $33,173    $28,843    $25,257


AGING OF ACCOUNTS RECEIVABLE (continued)

     MONTH    Apr. 30
      0-30    $23,423
     31-60      3,186
     61-90      2,534
      91+         463

TOTAL (MOR-   $29,606

MOR-5      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

STATEMENT OF INCOME (LOSS)
($ Thousands)
MONTH                                   Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28    Mar. 31
REVENUES                                  $36,694    $25,182    $18,450    $20,992    $16,343   $25,024    $19,633
     COST OF SALES                         31,899     21,672     16,844     18,245     14,244    22,607     17,104
     GROSS PROFIT                           4,795      3,510      1,606      2,747      2,099     2,417      2,529
OPERATING EXPENSES
     Sales, general and administrative      4,391      3,609        766      1,438        892     1,449      1,686
     Insider's compensation                   390        293        256        220        214       227        183
     Professional fees                        -          -          -          -          -         -           -
     Other                                    -          -          -          -          -         -           -

     TOTAL OPERATING EXPENSES               4,781      3,902      1,022      1,658      1,106     1,676       1,869

INCOME BEFORE INT, DEPREC./TAX (MOR-1)         14       (392)       584      1,089        993       741         660

INTEREST EXPENSE                            1,130        864        421        504        423       367         758
DEPRECIATION                                  490        344        226        288        247       247         484
OTHER (INCOME) EXPENSE                         12         10          6         15          7         5         233
INTEREST IN (EARNINGS) LOSSES / OF SUBS.     (246)       247        245          2         12      (168)        (47)
REORGANIZATION EXPENSE  (1)                 1,083        604        521        610        597       748      12,257
OTHER                                         -          -          -          -          -          -          -

NET INCOME BEFORE TAXES                    (2,455)    (2,461)      (835)      (330)      (293)     (458)    (13,025)
FEDERAL INCOME TAX                            -          -          -          -          -          -           -

NET INCOME (LOSS) (MOR-1)                 ($2,455)   ($2,461)     ($835)     ($330)     ($293)    ($458)   ($13,025)

STATEMENT OF INCOME (LOSS) (continued)
($ Thousands)                                       FILING
MONTH                                    Apr. 30    TO DATE
REVENUES                                  $18,738   $181,056
     COST OF SALES                         16,526    159,141
     GROSS PROFIT                           2,212     21,915
     Sales, general and administrative      1,160     15,391
     Insider's compensation                   165      1,948
     Professional fees                        -          -
     Other                                    -          -

     TOTAL OPERATING EXPENSES               1,325     17,339

INCOME BEFORE INT, DEPREC./TAX (MOR-1)        887      4,576

INTEREST EXPENSE                              552      5,019
DEPRECIATION                                  198      2,524
OTHER (INCOME) EXPENSE                          5        293
INTEREST IN (EARNINGS) LOSSES / OF SUBS.        2         47
REORGANIZATION EXPENSE  (1)                   585     17,005
OTHER                                         -          -

NET INCOME BEFORE TAXES                      (455)   (20,312)
FEDERAL INCOME TAX                            -          -

NET INCOME (LOSS) (MOR-1)                   ($455)  ($20,312)

MOR-6      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

STATEMENT OF SOURCES AND USES OF CASH
($ Thousands)
MONTH                                   Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28     Mar. 31
NET INCOME (LOSS) (MOR-6)                 ($2,455)   ($2,461)     ($835)     ($330)    ($293)    ($458)     ($13,025)
ADD: DEPRECIATION & AMORTIZATION              450     (1,313)       197        262       211       169           318
     CASH GENERATED FROM OPERATIONS        (2,005)    (3,774)      (638)       (68)      (82)     (289)      (12,707)
ADD: DECREASE IN ASSETS
     Accounts receivable                      -        5,269        789      5,350        -      4,330         3,586
     Inventory                              4,687     34,444        -          -        3,248    4,732           -
     Prepaid expenses                         135      1,741        132        -          144      764           -
     Property, plant, and equipment           -       10,667        -          -          -        -              79
     Other (1)                                210      2,205        274         27      3,956      -           7,541
ADD: INCREASE IN LIABILITIES
     Post-petition liabilities             28,703     24,837      4,386      1,531        -        -           4,491
     Pre-petition liabilities                 -          -          -          -          -        -             -
     TOTAL SOURCES OF CASH (A)             31,730     75,389      4,943      6,840      7,266    9,537         2,990
USES OF CASH:
INCREASES IN ASSETS
     Accounts receivable                    5,811        -          -          -        4,856      -             -
     Inventory                                -          -        1,694      2,896        -        -           4,686
     Prepaid expenses                         -          -          -        1,017        -        -             254
     Property, plant, and equipment           206        -          -            4        155        16          -
     Other                                    726      1,000        -          -          -         741          -
DECREASES IN LIABILITIES
     Post-petition liabilities                -          -          -          -          317     4,247          -
     Pre-petition liabilities              24,829     75,244      2,670      3,177         77     2,644          797
     TOTAL USES OF CASH (B)                31,572     76,244      4,364      7,094      5,405     7,648        5,737
NET SOURCES (USES) OF CASH (A-B)              158       (855)       579       (254)     1,861     1,889       (2,747)
CASH - BEGINNING BALANCE                      913      1,071        216        795        541     2,402        4,291

CASH - ENDING BALANCE (MOR-2)              $1,071       $216       $795       $541     $2,402    $4,291       $1,544

STATEMENT OF SOURCES AND USES OF CASH (continued)
($ Thousands)                                       FILING
MONTH                                   Apr. 30     TO DATE
NET INCOME (LOSS) (MOR-6)                   ($455)  ($20,312)
ADD: DEPRECIATION & AMORTIZATION              161        455
     CASH GENERATED FROM OPERATIONS          (294)   (19,857)
ADD: DECREASE IN ASSETS
     Accounts receivable                      -       19,324
     Inventory                              5,703     52,814
     Prepaid expenses                         102      3,018
     Property, plant, and equipment            39     10,785
     Other (1)                                 34     14,247
ADD: INCREASE IN LIABILITIES
     Post-petition liabilities                -       63,948
     Pre-petition liabilities                 -          -
     TOTAL SOURCES OF CASH (A)              5,584    144,279
USES OF CASH:
INCREASES IN ASSETS
     Accounts receivable                    4,349     15,016
     Inventory                                -        9,276
     Prepaid expenses                         -        1,271
     Property, plant, and equipment           -          381
     Other                                    -        2,467
DECREASES IN LIABILITIES
     Post-petition liabilities              1,679      6,243
     Pre-petition liabilities                  26    109,464
     TOTAL USES OF CASH (B)                 6,054    144,118
NET SOURCES (USES) OF CASH (A-B)             (470)       161
CASH - BEGINNING BALANCE                    1,544        913
CASH - ENDING BALANCE (MOR-2)              $1,074     $1,074

MOR-7      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

CASH ACCOUNT RECONCILIATION
JANUARY, 1999
($ Thousands)

BANK NAME                          CIBC(1)   CIBC (1)   Nat'bank    So'west  1st Union
ACCOUNT NUMBER                       04-                26623 -      Bank    2000000 -
                                    40213     1338315     73389     328170     371753
ACCOUNT TYPE                       Lockbox   Operating  Operating   Lockbox  Operating
BANK BALANCE                           $16        $28        $66       $186       $73
DEPOSITS IN TRANSIT                     -          -          -          -         -
OUTSTANDING CHECKS                      -          -          -          -         -

ADJUSTED BANK BALANCE                  $16        $28        $66       $186       $73

BEGINNING CASH PER BOOKS               $16        $28        $68       $195      $113
RECEIPTS                                -        -           -        3,292    12,251
TRANSFERS BETWEEN ACCOUNTS              -         -          -       (3,301)   (3,163)
CHECKS / OTHER DISBURSEMENTS(2)         -         -           (2)       -      (9,128)

ENDING CASH PER BOOKS (MOR-2)          $16        $28        $66       $186       $73

BANK NAME                         1st Union  1st Union  1st Union   Harris
ACCOUNT NUMBER                    207989 -   207992 -   207992-      Trust
                                   1226349     19508     19511    173-846-7     Petty
ACCOUNT TYPE                     Collateral Disbursement Segregated Cash      Adjs(2)    Total
BANK BALANCE                           $808   ($1,486)    $424       $36         $39        $190
DEPOSITS IN TRANSIT                     -         -        -          -          884         884
OUTSTANDING CHECKS                      -         -        -          -          -           -

ADJUSTED BANK BALANCE                  $808   ($1,486)    $424       $36        $923      $1,074

BEGINNING CASH PER BOOKS             $1,072   ($1,152)    $424       $36        $774      $1,544
RECEIPTS                              8,587       -        -          -          -        24,130
TRANSFERS BETWEEN ACCOUNTS            3,301     3,160      -                       3          -
CHECKS / OTHER DISBURSEMENTS        (12,152)   (3,494)     -          -          176     (24,600)

ENDING CASH PER BOOKS (MOR-2)          $808   ($1,486)    $424       $36        $923      $1,074

CASH RECEIPTS AND DISBURSEMENTS

MONTH                             Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28    Mar. 31    Apr. 30
BEGINNING CASH                         $455     $1,071       $216       $795       $541    $2,402     $4,291     $1,544
TOTAL RECEIPTS                       50,551     43,049     51,844     42,068     25,565    42,143     37,442     24,130
TOTAL DISBURSEMENTS (MOR-1)         (49,935)   (43,904)   (51,265)   (42,322)   (23,704)  (40,254)   (40,189)   (24,600)

ENDING CASH (MOR-2)                  $1,071       $216       $795       $541     $2,402    $4,291     $1,544     $1,074

MOR-8      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS                 COMP.
NAME                     TYPE     Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31   Feb. 28   Mar. 31    Apr. 30
Bill McFarland        Salary        $31,333    $18,631    $35,283        -          -     $54,500       -         -
Bill McFarland        Expenses          -       35,425        -        1,266     2,362     14,029       -         -
C.B. Schultz          Salary         16,745      9,956      9,504      9,956     9,504      9,051    10,306     9,858
C.B. Schultz          Expenses          868      1,016        -        3,044     2,022        638       528       924
Dan Kelly             Salary         15,034      8,939     13,206     26,150        -          -        -         -
Dan Kelly             Expenses       12,807      8,769        -        4,906       188         -        -         -
David Kay             Salary         16,529      9,828      9,381      9,828     9,381      8,935    10,173     9,731
David Kay             Expenses        5,868      4,699      2,168      2,591       174      1,843     1,579       925
Doug Murphy           Salary         38,807     23,075     22,026     23,075    22,026     20,977    23,885    22,846
Doug Murphy           Expenses        7,538      1,065      3,014      9,879     5,763        613       857       -
Gerald Murphy         Salary         50,306     29,912     28,552     29,912    28,552     27,192    30,962    29,615
Gerald Murphy         Expenses        8,578        -          -          -       1,837      5,603     6,000       -
Joe Westover          Salary         15,667      9,315      8,892      9,315     8,892      8,468     9,642     9,223
Joe Westover          Expenses          715        125      1,037        -       1,955         -        544       -
Karen Porter          Salary         10,888      6,474      6,179      6,474     6,179      5,885     6,701     6,410
Karen Porter          Expenses        1,693      6,000        -          -         -           -        -         -
L.M. Pullen           Salary         19,116     11,366     24,108        -      33,250         -        -         -
L.M. Pullen           Expenses        1,777      4,515      5,780      3,854       925        331       -         -
Lee Adams             Salary         25,872     15,383     14,684     15,231    14,684     13,985    15,923    15,231
Lee Adams             Expenses          720     10,558        -        1,784     4,677         -      3,559     2,500
Ray Koza              Salary         13,712      8,153      7,782      8,153     7,782      7,412     8,439     8,072
Ray Koza              Expenses        1,616        475      5,990        857     2,352      3,139     4,709     1,069
Richard McCombs       Salary         26,590     24,794      7,187        -         -           -        -         -
Richard McCombs       Expenses       14,368      2,653        -          -       1,023         -        -         -
Richard McCombs       Diretors Fees     -          -          -          -       1,326         -      1,500       -
Urbain Tran           Salary         12,677      7,538      7,195      7,538     7,195      6,852     7,802     7,463
Urbain Tran           Expenses        7,380      1,645      8,056     13,779     3,237      4,652       520     7,772
S.C. Bain, Jr.        Directors Fees    -          -          -          -       3,109         -      3,688       -
William H. Burgess    Directors Fees    -          -          -          -       3,109         -      3,500       -
411 NSHP LP           Office rent    32,845     32,645     36,161     32,645    32,645     32,645    32,645    33,192

TOTAL INSIDERS (MOR-1)             $390,048   $292,953   $256,185   $220,237  $214,150   $226,751  $183,462  $164,831

PROFESSIONALS            COMP.
NAME                     TYPE     Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb.28    Mar. 31   Apr. 30
Jordan, Hyden, Womble & Culbreth    $37,520    $37,480        -          -          -         -      $50,000      -
Policano & Manzo, L.L.C.             60,093    136,660     64,846     32,338        -         -      100,000   58,158
Jay Alix and Associates                 -          -          -      499,913        -     $185,964   186,473      -
Wachtell Lipton                         -          -          -          -     105,000     136,941       -        -
Pachulski, Stang, Zeihl, & Young        -          -          -          -          -      450,000    56,923      -
Bracewell & Patterson                   -          -          -          -          -       52,008       -        -
A.S.K.                                  -          -          -          -          -         -       35,000      -

TOTAL PROFESSIONALS (MOR-1)         $97,612   $174,139    $64,846   $532,251  $105,000    $824,913  $428,396  $58,158

MOR-9      Footnotes follow

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

FOOTNOTES TO MOR SCHEDULES
MOR-1
     1. Excepting large transactions which are recorded in the calendar month in which they occur, the Company follows the practice of cutting off transactions on a 4-4-5 week basis.
     2. Period from August 12, 1998 through September, 1998.
MOR-2
     1. Book value.
     2. Includes 100% ownership of Rice Corp. of Haiti. However, documentation of ownership is inconsistent and unclear.
     3. Net of reserve for loss of $24,291.
MOR-3
     1. Book value.
     2. Reserves for losses on Early California Foods.
MOR-4
     1. Includes residual loss reserve for olive divestments.
MOR-7
     1. Includes foreign currency translation gain or loss.
MOR-8
     1. Canadian Imperial Bank of Canada.
     2. Includes cutoff date differences between bank and financials. See MOR-1 Note 1.